UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2025

ARKO Corp.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39828	85-2784337
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8565 Magellan Parkway Suite 400
Richmond, Virginia		23227-1150
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (804) 730-1568

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ARKO	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of Common Stock at an exercise price of $11.50	ARKOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Filing of Registration Statement on Form S-1

On December 19, 2025, ARKO Corp., a Delaware corporation (the “Company”), issued a press release announcing that its wholly owned subsidiary, ARKO Petroleum Corp., a Delaware corporation (“APC”), has filed a Registration Statement on Form S-1 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) in anticipation of a proposed initial public offering of the Class A common stock of APC.

A copy of the press release is filed herewith as Exhibit 99.1 and incorporated by reference herein. The press release attached hereto as Exhibit 99.1 is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of APC securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Expiration of Public Warrants

In connection with the Company’s business combination with Haymaker Acquisition Corp. II (“Haymaker”), on December 22, 2020, the Company assumed the warrants to purchase common stock originally issued by Haymaker, each of which became exercisable to purchase one share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at an exercise price of $11.50 per share (the “Warrants”). The Warrants, which were listed on the Nasdaq Stock Market (“Nasdaq”) under the symbol ARKOW, will expire in accordance with their terms at 5:00 p.m. Eastern Time on December 22, 2025.

Trading of the Warrants on Nasdaq was suspended following the close of business on December 18, 2025, and Nasdaq informed the Company that, in connection with the expiration of the Warrants, Nasdaq intends to file a Form 25 on behalf of the Company with the SEC to effect the delisting of the Warrants from Nasdaq and the deregistration of the Warrants under Section 12(b) of the Securities Exchange Act of 1934, as amended.

The listing of the Company’s Common Stock (NASDAQ: ARKO) will not be affected by the expiration and delisting of the Warrants.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release issued by ARKO Corp. on December 19, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARKO Corp.

Date:	December 19, 2025	By:	/s/ Arie Kotler
		Name: Title:	Arie Kotler President, Chief Executive Officer and Chairman of the Board